UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

HEMISPHERX BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2117 SW Highway 484

Ocala, Florida 34473

Dear Fellow Stockholders:

On behalf of the Board of Directors of Hemispherx, you are cordially invited to attend a Special Meeting of Stockholders on Wednesday, May 29, 2019 at 10:00 a.m. local time. The meeting will be held at the Company’s corporate offices located at 2117 SW Highway 484, Ocala, Fla 34473.

The sole proposal on the agenda is:

●	To approve the grant of discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock at a ratio within the range of 1-for-20 to 1-for-50, as selected by our Board of Directors.

Approval of this reverse stock split is a financial necessity. As you may already be aware, on March 26, 2019, the NYSE American notified us that we are not in compliance with the Exchange’s continued listing standards. The Exchange has determined that continued listing of our common stock is predicated on us effecting a reverse stock split of our Common Stock or otherwise demonstrating sustained price improvement by September 26, 2019.

We need your vote. If our stock is delisted, there will be a profound effect on our business, chief among them our ability to secure capital to fund future business operations. We are making steady progress in important oncology clinical trials. Success in these trials could create significant long-term value for stockholders. We need your support. Further, your ability to sell shares on the open market, even if the shares are quoted for trading on an interdealer quotation system such as the OTCBB or OTC Markets, may be adversely affected if you fail to vote for a reverse-split.

Holders of our common stock as of at the close of business on April 18, 2019 (the record date) are entitled to attend and vote at the Special Meeting and any continuation or adjournment thereof.

The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. After careful consideration, our Board of Directors has unanimously approved the proposal and recommends that you vote FOR the proposal.

It is important that your shares be represented and voted at the meeting, as we require a favorable vote representing a majority of the shares issued and outstanding to gain approval for the reverse split. We also ask that you vote in advance and as soon as possible, even if you plan to attend the Special Meeting in person, as this will support momentum for approval of the proposal.

The Hemispherx team is committed to its mission to bring new therapeutics to market that will benefit patients who need them. As you likely know, we recently refocused our efforts on the use of Ampligen as an immuno-therapy in the fight against cancer. This decision was based on preclinical and early clinical evidence that positively supports Ampligen’s potential in oncology. On March 13, 2019, we announced the achievement of multiple milestones in the Company’s four ongoing clinical trials evaluating Ampligen’s ability to reprogram tumor microenvironments and increase the effectiveness of existing cancer immunotherapy, such as checkpoint blockade therapies. A copy of that announcement is enclosed.

Overall, our progress has been steady and continues to gain momentum. Your support of our reverse stock split proposal will help ensure we can continue to advance Ampligen in the clinic and realize its full potential.

We appreciate your continued ownership of Hemispherx shares and your support regarding this matter.

Sincerely,

/s/ Thomas K. Equels
Thomas K . Equels, Chief Executive Officer
April 24, 2019
Ocala, Florida

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2019

This proxy statement is available at

https://www.hemispherx.net/stockholder-meeting/

HEMISPHERX BIOPHARMA, INC.
2117 SW Highway 484
Ocala, Florida 34473
(407) 839-0095

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 29, 2019

Date:	May 29, 2019

Time:	10:00 a.m., Eastern Daylight Saving Time.

Place:	2117 SW Highway 484, Ocala, Florida 34473

Purpose:

1.	To approve the grant of discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock at a ratio within the range of 1-for-20 to 1-for-50, as selected by our Board of Directors; and

2.	To transact such other matters as may properly come before the meeting or any adjournment thereof.

Who Can Vote:	Stockholders of record at the close of business on Thursday, April 18, 2019.

How You Can Vote:	You may cast your vote via mail, telephone or online. Certain Stockholders may only be able to vote by mail. You may also vote in person at the special meeting.

Who May Attend:	All Stockholders are cordially invited to attend the special meeting.

By Order of the Board of Directors

/s/ William M. Mitchell
William M. Mitchell
Chairman of the Board

Ocala, Florida

April 24, 2019

YOUR VOTE IS IMPORTANT

We urge you to promptly vote your shares

by completing, signing, dating and returning

your proxy card in the enclosed envelope, or

voting by online or by telephone, if this is an option.

We encourage you to take advantage of online or telephone voting.

Both are available 24 hours a day, 7 days a week

QUICK EASY IMMEDIATE

HEMISPHERX BIOPHARMA, INC.
2117 SW Highway 484

Ocala, Florida 34473

PROXY STATEMENT

For The
SPECIAL MEETING OF STOCKHOLDERS
To Be Held May 29, 2019

This Proxy Statement is furnished in connection with the solicitation of your proxy on behalf of the Board of Directors (the “Board”) by Hemispherx Biopharma, Inc., a Delaware corporation (the “Company”), for use at its Special Meeting of Stockholders to be held at the Company’s offices, 2117 SW Highway 484, Ocala, Florida 34473, on May 29, 2019, at 10:00 a.m. Eastern Daylight Saving Time and at any meeting following adjournment or postponement thereof. Our Board has fixed the close of business on Thursday, April 18, 2019, as the record date (the “Record Date”) for determining the Company’s Stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. We anticipate that this proxy statement and the accompanying proxy will be distributed to stockholders beginning on or about April 24, 2019.

The proxy will be voted in accordance with your directions to:

1.	Approve the grant of discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock at a ratio within the range of 1-for-20 to 1-for-50, as selected by our Board of Directors (the “Proposal”).

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to Be Held on May 29, 2019

This proxy statement is available electronically at https://www.hemispherx.net/stockholder-meeting/.

Rules adopted by the Securities and Exchange Commission (“SEC”) allow companies to send Stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. We chose to mail full packages of materials to Stockholders. However, in the future we may take advantage of the Internet distribution option. If, in the future, we choose to send such notices, they would contain instructions on how Stockholders can access our notice of special meeting and proxy statement via the Internet. These notices would also contain instructions on how Stockholders could request to receive their materials electronically or in printed form or on a one-time or ongoing basis.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a Stockholder of the Company. The Board is providing these proxy materials to you in connection with the Company’s Special Meeting to be held on May 29, 2019. As a Stockholder of the Company, you are entitled to vote on the important proposal described in this proxy statement. Since it is not practical for all Stockholders to attend the Special Meeting and vote in person, the Board is seeking your proxy to vote on this matter.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the Common Stock you own at the Special Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each Stockholder is able to cast his or her vote without having to attend the Special Meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “Street Name”), you will receive your proxy card and other voting information directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each proxy card you receive, or vote using the telephone, or online as described in the instructions included with your proxy card(s).

Do I have to attend the meeting to vote?

No. If you want to have your vote count at the meeting, but not actually attend the meeting in person, you may vote by granting a proxy or — for shares held in Street Name — by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this online, by telephone or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

Do Europeans holding Company Common Stock have to vote a different way?

Yes. Europeans must contact their custodian bank or broker directly, as European banks and brokerage houses do not necessarily forward the proxy materials to Stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Banks and brokerage houses simply need to certify the number of shares owned by their clients on April 18, 2019 (the record date), and cast votes on your behalf by May 28, 2019 (5 p.m. US ET).

The proxy materials are available at: https://www.hemispherx.net/stockholder-meeting/.

What is the record date and what does it mean?

The Board established April 18, 2019 as the record date for the Special Meeting of Stockholders to be held on May 29, 2019. Stockholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the Special Meeting.

What is the difference between a “Registered Stockholder” and a “Street Name Stockholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with American Stock Transfer & Trust Company — the Company’s transfer agent — you are a “Registered Stockholder.” If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “Street Name Stockholder.”

How many common shares are entitled to vote at the Special Meeting?

As of April 18, 2019, the record date, there were approximately 68,104,047 shares of Common Stock, par value $0.001 per share, outstanding and entitled to vote at the Special Meeting. Each share is entitled to one vote on all matters.

How many votes must be present to hold the Special Meeting?

For the Special Meeting, the required quorum for the transaction of business at the special meeting is 40% of the shares of Common Stock entitled to vote at the special meeting, in person or by proxy.

For purposes of determining whether a quorum is present, each common share is deemed to entitle the holder to one vote per share. Properly signed proxies that are marked “abstain” are known as “abstentions.” Abstentions are counted as shares present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted.

Who will count the votes?

An attorney from the office of Silverman Shin & Byrne PLLC — our securities counsel — or its designee, will determine whether a quorum is present, will tabulate the votes and will serve as the Company’s inspector of election at the Special Meeting.

What vote is required to approve the proposal?

Passage of the Proposal requires the affirmative vote of at least a majority of the outstanding shares entitled to vote.

Abstentions and shares not in attendance and not voted at the Special Meeting will not be counted as votes cast “for” the Proposal. Because passage of the Proposal requires the affirmative vote of at least a majority of the outstanding shares entitled to vote, abstentions will have the same effect as votes against such proposal.

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Where will I be able to find voting results of the Special Meeting?

The Company intends to announce preliminary voting results at the Special Meeting and will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting.

How do I vote my common shares?

If you are a Stockholder as of the record date, you can vote your shares in one of the following manners:

●	by completing, signing, dating and returning the enclosed proxy card(s); or

●	by telephone or online by following the instructions shown on the enclosed proxy card or voting form.

Registered Stockholders may vote in person by attending the Special Meeting. If you are a Street Name Stockholder and you wish to vote at the Special Meeting, you may do so by obtaining a “legal proxy” from your broker. Accordingly, you would need to bring this legal proxy to the meeting in order to vote in person at the meeting.

Please refer to the specific instructions set forth on the proxy materials you received.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote online or by telephone?

Yes, if you are a registered Stockholder, you can change your vote in any one of the following ways:

●	sending a written notice to the Corporate Secretary of the Company that is received prior to the Special Meeting and states that you revoke your proxy; or

●	signing and dating a new proxy card(s) and submitting the proxy card(s) to the Company’s Corporate Secretary or American Stock Transfer & Trust Company so that it is received prior to the Special Meeting; or

●	voting by telephone or online prior to the Special Meeting in accordance with the instructions provided with the proxy card(s); or

●	attending the Special Meeting and voting in person.

Your simple presence at the Special Meeting will not revoke your proxy. You must take affirmative action at the Special Meeting in order to revoke your proxy.

If you are a Street Name Stockholder, you must contact your broker, bank, trust, or other nominee in order to revoke your proxy. If you wish to vote in person at the Special Meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the Special Meeting in order to vote in person.

How will my proxy be voted?

If you complete, sign, date and return your proxy card(s) or vote by telephone or online, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s) but do not indicate how you want to vote, your common shares will be voted as the Board recommends for the Proposal.

What if my common shares are held in “Street Name” by my broker?

You should instruct your broker how you would like to vote your shares by using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange (“NYSE”), your broker may, but is not required to, vote your common shares with respect to certain “routine” matters. The Proposal is deemed to be a “routine” matter to be voted on by the Stockholders and, accordingly, your broker may vote your common shares. Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your common shares in your broker’s name and wish to vote in person at the Special Meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the Special Meeting in order to vote in person.

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What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares FOR granting discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock at a ratio within the range of 1-for-20 to 1-for-50, as selected by our Board of Directors

Does the Company have cumulative voting?

No.

Who may attend the Special Meeting?

All Stockholders are eligible to attend the Special Meeting. However, only those Stockholders of record at the close of business on April 18, 2019 are entitled to vote at the Special Meeting.

Do I need an admission ticket to attend the Special Meeting?

Admission tickets are not required to attend the Special Meeting. If you are a Registered Stockholder, properly mark your proxy to indicate that you will be attending the Special Meeting. If you hold your common shares through a nominee or you are a Street Name Stockholder, you are required to bring evidence of share ownership to the Special Meeting (e.g., account statement, broker verification).

Who can answer my questions?

If you have any questions regarding the Proposal or how to vote your shares, or if you need additional copies of the proxy materials please contact Dianne Will, Corporate Affairs for Hemispherx, 518-398-6222 (collect calls will be accepted), via email at ir@hemispherx.net, or Morrow Sodali LLC, Hemispherx’s proxy solicitor, by calling 800-662-5200.

Who will pay the costs of soliciting proxies for the Special Meeting?

The cost of preparing, emailing, and assembling and mailing this proxy statement and the form of proxy will be borne by the Company. Directors, officers and employees of Hemispherx may also solicit proxies personally or by mail, telephone, or electronic means. No compensation will be paid for such solicitations. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at its request, may send proxies and proxy solicitation material to their clients and principals. The Company has engaged Morrow Sodali (“Morrow”), a proxy solicitation firm, to assist with the solicitation of proxies for the Special Meeting. Morrow will be paid a fee of $8,500, plus reasonable out-of-pocket expenses.

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PROPOSAL

TO APPROVE AN AMENDMENT TO OUR

CERTIFICATE OF INCORPORATION
TO IMPLEMENT A REVERSE STOCK SPLIT

Our Board has unanimously approved, and is seeking Stockholder approval of, a Proposal to permit the Board (in the event it is deemed by the Board to be advisable) to file a Certificate of Amendment to our Certificate of Incorporation, in substantially the form set forth in Annex A to this Proxy Statement, to effect a reverse stock split of our issued and outstanding Common Stock at a ratio within the range of 1-for-20 to 1-for-50, as selected by the Board. The Board has determined that the amendment is advisable and in the best interests of the Company and our Stockholders and recommends that our Stockholders approve the amendment. The text of Annex A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement a reverse stock split at an authorized ratio selected by the Board.

If you approve the reverse stock split, you will be approving a specified range of ratios and authorizing the Board to select, at its sole discretion, which of those ratios is appropriate. The Board would effect the reverse stock split by filing the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware at any time after Stockholder approval of the amendment pursuant to which, as appropriate, the specified number of shares of our outstanding Common Stock would be combined into one share of our Common Stock. If the reverse stock split is approved and implemented, we will not reduce the number of authorized shares of our Common Stock.

If the reverse stock split is effected, there will be a proportionate decrease in the number of shares of Common Stock that each share of our outstanding preferred stock may be converted into and each outstanding Common Stock purchase warrant would be exercisable for.

The Board reserves the right to elect not to proceed, and to abandon, the reverse stock split if it determines, at its sole discretion, that the reverse stock split is not in the Company’s best interests or that of our Stockholders.

Purposes of the Reverse Stock Split

NYSE American Requirement for Continued Listing.

On March 26, 2016, we received written notice (the “NYSE Notice”) from the NYSE American LLC (the “NYSE American”) that we are not in compliance with the continued listing standards set forth in Section 1003(f)(v) of the NYSE American Company Guide. The NYSE American has determined that the continued listing of our Common Stock is predicated on us effecting a reverse stock split of our Common Stock or otherwise demonstrating sustained price improvement within a reasonable period of time. The NYSE American has informed us that we have until September 26, 2019 to demonstrate compliance.

As a result of this NYSE Notice, it is no longer a mere option for our Stockholders to approve a reverse stock split, but a financial necessity. The only way to virtually guarantee our listing on the NYSE American is to effect a stock split that would sufficiently raise the trading price for a sustained period to avoid NYSE American delisting. As noted above, we believe that the reverse stock split also could dramatically strengthen the value of our shares, which also confers all the market expansion benefits described above.

Potential Positive Market Effects

Prior to receipt of NYSE Notice, we had been contemplating seeking Stockholder approval at our next annual meeting for a reverse stock split to raise the market price of our Common Stock to a range where it could allow a broader variety of institutions to invest in the Common Stock. Currently, many funds are prohibited from buying stocks with a price below a certain threshold price. Should we have success in our current clinical trials, potentially increasing the trading volume and liquidity of the Common Stock confers major benefits. We believe that such a reverse stock split could help increase analyst and broker interest in the Common Stock, as their policies can discourage them from following or recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stock, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers.

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Additionally, the Board believes that the implementation of the reverse stock split may help us to:

●	create a capital structure that better reflects a potentially profitable company;

●	continue to finance the Company until it can generate positive cash flow; and

●	better match the number of shares outstanding with the size of the Company in terms of market capitalization, stockholders’ equity, operations and potential earnings.

The purpose of seeking Stockholder approval of a range of exchange ratios (rather than a fixed exchange ratio) is to provide the Board with the flexibility to achieve the desired results of the reverse stock split after the Special Meeting. While it is conceivable that the stock price could rise as a result of future good news, we certainly cannot assure this and, absent such a rise, we will need to effect the reverse stock split soon after its approval. We believe that leaving the ratio to the discretion of the Board will provide the flexibility to implement the reverse stock split in a manner designed to maximize the desired results and anticipated benefits for our Stockholders. In determining a ratio, if any, following the receipt of Stockholder approval, the Board will first and foremost determine a ratio that, it believes, will raise the price of the stock to a sustained level that will meet the NYSE American’s requirements for continued listing. It also may consider, among other things, factors such as:

●	historical trading price and trading volume of the Common Stock;

●	the number of shares of Common Stock issued and outstanding;

●	the then-prevailing trading price and trading volume of the Common Stock and the anticipated impact of the reverse stock split on the trading market for the Common Stock; and

●	prevailing general market and economic conditions.

The Board believes that the potential positive effects of a reverse stock split can outweigh the potential negative effects. In making that evaluation the Board will take into account various negative factors including: (i) the negative perception of reverse stock splits held by some stock market participants; (ii) the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and (iii) the number of record holders who will own odd lots (less than 100 shares) and round lots (100 shares is a “round lot”) after the reverse stock split. The effect of the reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances to ours is varied. It is also possible that a reverse stock split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the per share price, which depends on many factors.

The number of authorized shares of Common Stock will not be reduced if the reverse stock split is implemented. A significant number of shares of Common Stock, approximately 343,260,956 if the reverse stock split is at a ratio of one-20 and approximately 347,304,382 if the reverse stock split is at a ratio of one-50, will then be available for future transactions excluding shares currently reserved for issuance pursuant to conversion of outstanding preferred stock and convertible debt and exercise of outstanding options and warrants.

Other than issuances pursuant to outstanding options, warrants, convertible preferred stock and convertible debt and an executive employment agreement, as of the date of this Proxy Statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares that would be become available for issuance pursuant to this proposal and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing Stockholders.

Board Determination

After considering the foregoing factors, the Board determined that submitting the Proposal for approval by Stockholders is in our best interests and that of our Stockholders. The Board reserves the right not to implement the reverse stock split if the Board does not deem it to be in the Company’s best interests or that of our Stockholders.

Effect of the Reverse Stock Split on Holders of Common Stock

If the reverse stock split is implemented, each Stockholder will own a reduced number of shares of our Common Stock with such number of shares dependent on the ratio selected by the Board. For example, if the Board approves of a 1-for-35 reverse stock split, a Stockholder owning 1,000 shares of Common Stock prior to such reverse stock split would hold 29 shares of Common Stock following such reverse stock split. The higher the ratio, the greater the reduction of related shares each Stockholder, post reverse stock split, will experience. The per share market price of the stock should increase, hopefully proportionately to the reduction in the number of shares owned. However, no assurance can be given as to how much the price will increase and where the price will settle over time.

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The reverse stock split will be realized simultaneously and uniformly for all holders of our Common Stock and will not affect any Stockholder’s percentage ownership interest in our Company. The actual number of shares of Common Stock issued and outstanding after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio.

Record Holders - Our Stockholders of record hold their shares in certificated form, direct registration system (“DRS”) form, book-entry form or some combination of certificated, DRS and book-entry form. If the reverse stock split is implemented, all Stockholders of record will receive a transmittal letter from our transfer agent, American Stock Transfer & Trust Company, who we expect to act as our exchange agent if the reverse stock split is implemented. The letter of transmittal will contain instructions on how to surrender your certificates, if any, representing your shares of our pre-split Common Stock to American Stock Transfer & Trust Company, as well as certain other necessary information. Expenses incurred by us with respect to the exchange of shares held of record, including but not limited to expenses arising from the exchange of shares held in DRS and book-entry form, will be borne by us.

Beneficial Holders - When the reverse stock split becomes effective, shares held by Stockholders in “Street Name,” through a bank, broker or other nominee, will be treated in the same manner as registered Stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to implement the reverse stock split for their beneficial holders holding our Common Stock in “Street Name.” However, these banks, brokers or other nominees may have different procedures than those that apply to registered Stockholders for processing the reverse stock split and treatment of fractional share interests. If a Stockholder holds shares of our Common Stock with a bank, broker or other nominee and has any questions in this regard, Stockholders are encouraged to contact their bank, broker or other nominee.

We do not intend for the reverse stock split to constitute, or be the first step in a series of plans or proposals for, a “going private” transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse stock split, we intend for our Common Stock to remain registered under the Securities Exchange Act of 1934 and to continue to comply with the reporting requirements of such Act.

If the proposed reverse stock split is implemented, we expect that our Common Stock will continue to be listed on the NYSE American under the symbol “HEB” and our Common Stock will have a new CUSIP (Committee on Uniform Securities Identification Procedure) number.

Effect of the Reverse Stock Split on Options, Warrants, Convertible Preferred Stock and Convertible Debt

If the reverse stock split is approved and effected, proportionate adjustments, based upon the reverse stock split ratio, will be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of all outstanding options, warrants, convertible Preferred Stock and convertible debt entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid pursuant to such options and warrants upon exercise, and approximately the same proportionate number of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares of Common Stock reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio.

Authorized Shares

If and when the Board elects to effect the reverse stock split, we will not reduce the number of authorized shares of Common Stock in proportion to the reverse stock split ratio. Therefore, when the reverse stock split becomes effective, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially because the proposed reverse stock split will not reduce the number of authorized shares, while it will reduce the number of outstanding shares.

If and when the Board elects to effect the reverse stock split, we will not also reduce the number of authorized shares of preferred stock. As of the Record Date, we have 5,000,000 shares of preferred stock authorized and this amount will not be changed as a result of the potential reverse stock split

Procedure for Implementing the Reverse Stock Split

If the reverse stock split is approved by the Stockholders and the Board implements the reverse stock split, the reverse stock split would become effective at such time as the amendment to our Certificate of Incorporation, the form of which is attached hereto as Annex A, is filed with the Secretary of State of Delaware. Following the reverse stock split, each certificate representing shares of our Common Stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

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Fractional Share Interests

We do not intend or expect to issue fractional shares in connection with or as a result of the reverse stock split. If the reverse stock split is approved and effected, Stockholders of record who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the reverse stock split is not evenly divisible by the reverse stock split ratio will be rounded up to the nearest whole share. We do not expect that the rounding up of fractional shares will materially affect our number of record holders.

Possible Anti-Takeover Effects of the Proposal

The Board does not intend or view the Proposal as an anti-takeover measure. Nevertheless, as the number of shares of Common Stock the Company is authorized to issue will not be reduced post reverse stock split, the proposed reverse stock split could enable the Board to issue additional shares to render more difficult or to discourage an attempt by another person or entity to obtain control of the Company, even if the holders of our Common Stock deem such acquisition of control of the Company to be in their best interests. The issuance of additional shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of the Company. As of the date of this Proxy Statement, the Board and management are not aware of any attempt or plan to takeover or acquire the Company or our Common Stock, and the Proposal was not prompted by any takeover or acquisition effort or threat.

As of the date hereof, we do have certain other measures that can be deemed to be anti-takeover measures. Our current Certificate of Incorporation allows us to issue shares of preferred stock without any vote or further action by our Stockholders. The Board has the authority to fix and determine the relative rights and preferences of preferred stock. The Board also has the authority to issue preferred stock without further Stockholder approval. As a result, the Board could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of Common Stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our Common Stock. The foregoing provisions remain unchanged in the Certificate of Incorporation as anticipated to be amended pursuant to the Proposal. In addition, on November 19, 2002, the Board declared a dividend distribution of one Right (a “Right”) for each outstanding share of Common Stock to Stockholders of record at the close of business on November 29, 2002. On November 14, 2017, at the direction of the Board, we amended and restated our Rights Agreement with American Stock Transfer & Trust Company, LLC (as amended and restated, the “Rights Agreement”). Each Right entitles the registered holder to purchase from us a unit consisting of one one-hundredth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) at a Purchase Price of $21.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement. The foregoing description of the Rights and the Rights Agreement are qualified in their entire by reference to the disclosure in our Registration Statement on Form 8-A12B (No. 0-27072) and the Rights Agreement filed therewith, filed with the SEC on November 14, 2017, with such filing and exhibit being herein incorporated by reference.

Accounting Matters

The reverse stock split will not affect the par value of our Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our Common Stock on our balance sheet will be reduced proportionally based on the reverse stock split ratio effected by our Board, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Common Stock will be restated in future financial statements to give retroactive effect to the reverse stock split, as there will be fewer shares of our Common Stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, our Stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to implement the reverse stock split, and we will not independently provide Stockholders with any such rights.

8

Certain United States Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split to Stockholders. It addresses only the tax consequences to a United States holder that holds the pre-reverse stock split shares and post-reverse stock split shares as capital assets (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in United States federal income tax consequences that may differ from those discussed below. This discussion is a summary for general information purposes only and does not address all aspects of United States federal income taxation that may be relevant to Stockholders in light of their particular circumstances or to Stockholders that may be subject to special tax rules, including, but not limited to, (i) banks, insurance companies, or other financial institutions; (ii) regulated investment companies; (iii) broker-dealers; (iv) tax-exempt entities; (v) traders in securities that elect to use the mark-to-market method of accounting; (vi) persons holding Common Stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (vii) persons who acquired Common Stock in connection with employment or the performance of services; and (viii) Stockholders subject to the alternative minimum tax. We have not sought any ruling from the Internal Revenue Service with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the Internal Revenue Service will agree with such statements and conclusions. In addition, this summary of certain United States federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

As used herein, the term United States holder means a Stockholder that is, for federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state of the United States or the District of Columbia; (iii) an estate the income of which is subject to federal income tax regardless of its source; or (iv) a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If a partnership (including any entity or arrangement treated as a partnership for United States federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding Common Stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the reverse stock split.

The reverse stock split should be treated as a recapitalization under Section 368(a)(1)(E) of the Code for United States federal income tax purposes. Therefore, no gain or loss will be recognized by a Stockholder on account of the reverse stock split. The aggregate tax basis in the Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis in the Common Stock surrendered, and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is limited in scope and not intended or written to be used, and cannot be used, by such holder for the purpose of (i) avoiding penalties that may be imposed on such holder under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed in this communication; (b) any such discussion has been included to support the marketing or promotion of the reverse stock split on the terms described herein; and (c) each such holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

Vote Required and Board of Directors’ Recommendation

The presence, in person or represented by proxy, and affirmative vote at the Special Meeting, of a majority in voting power of the outstanding shares entitled to vote at the Special Meeting is required for approval of the Proposal. Abstentions will have the effect of a vote against the Proposal. If you sign and submit your proxy card without properly marking your voting instructions, your shares will be voted “FOR” the Proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of the Proposal to grant our Board of Directors authority to amend our Certificate of Incorporation to effect a reverse stock split at a ratio within the range of 1-for-20 to 1-for-50.

9

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE

OFFICERS, AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of April 18, 2019, the record date, the number and percentage of outstanding shares of Common Stock beneficially owned by:

●	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding Common Stock;
●	Each of our Directors and the Named Executives Officers; and
●	All of our officers and directors as a group.

Unless otherwise specified, the address of the beneficial owner is the address of the Company’s Ocala office.

Name and Address of Beneficial Owner	Shares Beneficially Owned		% Of Shares Beneficially Owned
Thomas K. Equels	3,976,414	(1)(8)	5.6%

Peter W. Rodino III	1,073,968	(2)(8)	1.6%

William M. Mitchell, M.D. Vanderbilt University Department of Pathology Medical Center North 21st and Garland Nashville, TN 37232	1,750,550	(3)(8)	2.5%

Stewart L. Appelrouth 999 Ponce de Leon, Suite 625 Coral Cables, FL33134	1,954,652	(7)(8)	2.8%

Wayne S. Springate 600 Main Street, Suite 2 Riverton, NJ 08077	791,026	(4)(8)	1.2%

David R. Strayer, M.D. 600 Main Street, Suite 2 Riverton, NJ 08077	542,235	(5)(8)	.8%

Adam Pascale 600 Main Street, Suite 2 Riverton, NJ 08077	791,341	(6)(8)	1.2%

All directors and executive officers as a group (7 persons)	10,880,186		14.2%

10

(1)	Mr. Equels is Executive Vice Chairman of our Board of Directors, Chief Executive Officer and President who owns 1,123,307 shares of Common Stock and beneficially owns 2,853,107 shares issuable or issued upon exercise of:

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	6/11/2010	$7.92	25,000	6/11/2020
	2009	6/24/2011	$4.92	25,000	6/24/2021
	2009	6/5/2012	$3.48	8,333	6/6/2022
	2009	6/11/2012	$3.72	25,000	6/11/2022
	2009	6/6/2013	$3.72	25,000	6/6/2023
	2009	8/2/2013	$3.00	12,500	8/2/2023
	2009	6/6/2014	$4.32	25,000	6/6/2024
	2009	6/6/2015	$3.00	25,000	6/6/2025
	2009	6/8/2016	$1.68	25,000	6/6/2026
	2009	6/8/2017	$0.56	300,000	6/8/2027
	2009	6/15/2017	$0.49	14,212	6/15/2027
	2009	6/30/2017	$0.48	14,214	6/30/2027
	2009	7/15/2017	$0.49	18,124	7/15/2027
	2009	7/31/2017	$0.42	20,786	7/31/2027
	2009	8/15/2017	$0.41	21,336	8/15/2027
	2009	8/31/2017	$0.36	24,463	8/31/2027
	2009	2/13/2018	$0.37	371,622	2/13/2028
	2009	4/12/2018	$0.38	125,000	4/12/2028
	2009	5/16/2018	$0.30	300,000	5/16/2028
	2009	5/16/2018	$0.30	250,000	5/16/2028
	2009	7/18/2018	$0.31	161,290	7/18/2028
	2018	10/17/2018	$0.22	284,091	10/17/2028
	2018	11/14/2028	$0.22	1,000	11/14/2028
	2018	1/28/2019	$0.22	426,136	1/28/2029
Total Options				2,528,107

Warrants	Date	Exercise Price	Number Of Shares	Expiration Date
	3/4/2019	$.20	325,000	3/4/2024

(2)	Mr. Rodino is our General Counsel, Exec. Dir. of Governmental Relations and Secretary who owns 108,373 shares of Common Stock and beneficially owns 965,595 shares issuable or issued upon exercise of:

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	8/2/2013	$3.00	12,500	8/2/2023
	2009	6/21/2016	$1.56	12,500	6/21/2026
	2009	6/15/2017	$0.49	6,632	6/15/2027
	2009	6/30/2027	$0.49	6,633	6/30/2027
	2009	7/15/2027	$0.48	8,458	7/15/2027
	2009	7/31/2027	$0.42	9,700	7/31/2027
	2009	8/15/2027	$0.41	9,957	8/15/2027
	2009	8/31/2027	$0.36	11,416	8/31/2027
	2009	2/13/2018	$0.37	173,423	2/13/2028
	2009	4/12/2018	$0.38	100,000	4/12/2028
	2009	5/16/2018	$0.30	116,667	5/16/2028
	2009	7/18/2018	$0.31	75,269	7/18/2028
	2018	10/17/2018	$0.22	132,576	10/17/2028
	2018	11/14/2018	$0.22	1,000	11/14/2028
	2018	1/28/2019	$0.22	198,864	1/28/2029
Total Options				875,595

11

Warrants	Date	Exercise Price	Number Of Shares	Expiration Date
	3/4/2019	$.20	90,000	3/4/2024

(3)	Dr. Mitchell is our Chairman of the Board who owns 211,197 shares of Common Stock and beneficially owns 1,522,714 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	6/5/2012	$3.48	8,333	6/6/2022
	2009	8/2/2013	$3.00	12,500	8/2/2023
	2009	9/9/2014	$31.20	4,167	9/9/2024
	2009	9/9/2014	$1.56	12,500	9/9/2024
	2009	4/30/2017	$0.67	12,644	4/30/2027
	2009	5/15/2017	$0.64	13,288	5/15/2027
	2009	5/31/2017	$0.59	14,361	5/31/2027
	2009	6/15/2017	$0.49	17,287	6/15/2027
	2009	6/30/2017	$0.49	17,290	6/30/2027
	2009	7/15/2017	$0.48	22,047	7/15/2027
	2009	7/31/2017	$0.42	25,284	7/31/2027
	2009	8/15/2017	$0.41	25,953	8/15/2027
	2009	8/31/2017	$0.36	29,757	8/31/2027
	2009	2/13/2018	$0.37	226,023	2/13/2028
	2009	4/12/2018	$0.38	100,000	4/12/2028
	2009	5/16/2018	$0.30	100,000	5/16/2028
	2009	5/16/2018	$0.30	152,053	5/16/2028
	2009	7/18/2018	$0.31	98,098	7/18/2028
	2018	10/17/2018	$0.22	172,786	10/17/2028
	2018	11/14/2018	$0.22	1,000	11/14/2028
	2018	1/28/2019	$0.22	207,343	1/28/2029
	2018	1/28/2019	$0.22	50,000	1/28/2029
Total Options				1,322,714

Dr. Mitchell beneficially owns 16,639 shares of Common Stock of which 8,318 shares are held by Shirley Mitchell (Spouse), 4,098 shares are held by the Aesclepius Irrevocable Trust (Shirley Mitchell Trustee), and 4,223 shares are held by the Aesclepius Irrevocable Trust II (William Mitchell Trustee).

Warrants	Date	Exercise Price	Number Of Shares	Expiration Date
	3/4/2019	$.20	200,000	3/4/2024

12

(4)	Mr. Springate is our Senior Vice President of Operations and owns 117,273 shares of Common Stock and beneficially owns 673,753 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	5/31/2011	$6.60	7,500	5/31/2021
	2009	6/5/2012	$3.48	4,167	6/5/2022
	2009	5/9/2013	$2.88	4,167	5/9/2023
	2009	6/6/2014	$4.32	4,167	6/6/2024
	2009	12/8/2014	$22.80	151	12/8/2024
	2009	6/21/2016	$1.56	12,500	6/21/2026
	2009	6/15/2017	$0.49	4,264	6/15/2027
	2009	6/30/2017	$0.49	4,264	6/30/2027
	2009	7/15/2017	$0.48	5,438	7/15/2027
	2009	7/31/2017	$0.42	6,236	7/31/2027
	2009	8/15/2027	$0.41	6,401	8/15/2027
	2009	8/31/2017	$0.36	7,339	8/31/2027
	2009	2/13/2018	$0.37	111,486	2/13/2028
	2009	4/12/2018	$0.38	75,000	4/12/2028
	2009	5/16/2018	$0.30	79,167	5/16/2028
	2009	7/18/2018	$0.31	53,763	7/18/2028
	2018	10/17/2018	$0.22	94,697	10/17/2028
	2018	11/14/2018	$0.22	1,000	11/14/2028
	2018	1/28/2019	$0.22	142,046	1/28/2029
Total Options				623,753

Warrants	Date	Exercise Price	Number Of Shares	Expiration Date
	3/4/2019	$.20	50,000	3/4/2024

(5)	Dr. Strayer is our Chief Scientific Officer and Chief Medical Director who has ownership of 94,304 shares of Common Stock and beneficially owns 447,931 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Issued	Number Of Shares	Expiration Date
	2009	4/13/2012	$48.36	833	4/13/2022
	2009	12/8/2014	$22.80	833	12/8/2024
	2009	6/21/2016	$1.56	12,500	12/8/2024
	2009	4/12/2018	$0.38	75,000	4/12/2028
	2018	10/17/2018	$0.22	123,106	10/17/2028
	2018	11/14/2018	$0.22	1,000	11/14/2028
	2018	1/28/2019	$0.22	184,659	1/28/2029
Total Options				397,931

Warrants	Date	Exercise Price	Number Of Shares	Expiration Date
	3/4/2019	$.20	50,000	3/4/2024

13

(6)	Mr. Pascale is our Chief Financial Officer who has ownership of 112,148 shares of Common Stock and beneficially owns 679,193 shares issuable upon exercise of:

Options	Plan	Date Issued	Exercise Issued	Number Of Shares	Expiration Date
	2009	4/13/2012	$48.36	500	4/13/2022
	2009	7/8/2014	$3.96	4,167	7/8/2024
	2009	12/8/2014	$22.80	598	12/7/2024
	2009	6/21/2016	$1.56	12,500	6/21/2026
	2009	6/15/2017	$0.49	4,738	6/15/2027
	2009	6/30/2027	$0.49	4,738	6/30/2027
	2009	7/15/2027	$0.48	6,042	7/15/2027
	2009	7/31/2017	$0.42	6,929	7/31/2027
	2009	8/15/2017	$0.41	7,112	8/15/2027
	2009	8/31/2027	$0.36	8,155	8/31/2027
	2009	2/13/2018	$0.37	123,874	2/13/2028
	2009	4/12/2018	$0.38	75,000	4/12/2028
	2009	5/16/2018	$0.30	83,334	5/16/2028
	2009	7/18/2018	$0.31	53,763	7/18/2028
	2018	10/17/2018	$0.22	94,697	10/17/2028
	2018	11/14/2018	$0.22	1,000	11/14/2028
	2018	1/28/2019	$0.22	142,046	1/28/2029
Total Options				629,193

Warrants	Date	Exercise Price	Number Of Shares	Expiration Date
	3/4/2019	$.20	50,000	3/4/2024

(7)	Mr. Appelrouth is a Director who owns 469,488 shares, and beneficially owns 1,485,164 shares issuable upon exercise of.

Options	Plan	Date Issued	Exercise Price	Number Of Shares	Expiration Date
	2009	4/30/2017	$0.67	12,644	4/30/2027
	2009	5/15/2017	$0.67	13,238	5/15/2027
	2009	5/31/2017	$0.67	14,361	5/31/2027
	2009	6/15/2017	$0.49	17,287	6/15/2027
	2009	6/30/2017	$0.49	17,290	6/30/2027
	2009	7/15/2017	$0.48	22,047	7/15/2027
	2009	7/31/2017	$0.42	25,284	7/31/2027
	2009	8/15/2027	$0.41	25,953	8/15/2027
	2009	8/31/2017	$0.36	29,757	8/31/2027
	2009	2/13/2018	$0.37	226,023	2/13/2028
	2009	4/18/2018	$0.38	100,000	4/12/2028
	2009	5/16/2018	$0.30	100,000	5/16/2028
	2009	5/16/2018	$0.30	152,053	5/16/2028
	2009	7/18/2018	$0.31	98,098	7/18/2028
	2018	10/17/2018	$0.22	172,786	10/17/2028
	2018	11/14/2018	$0.22	1,000	11/14/2028
	2018	1/28/2019	$0.22	207,343	1/28/2029
	2018	1/28/2019	$0.22	50,000	1/28/2029
Total Options				1,285,164

Warrants	Date	Exercise Price	Number Of Shares	Expiration Date
	3/4/2019	$.20	200,000	3/4/2024

(8)	Includes shares of Common Stock that have or may be issued upon conversion of Preferred Stock issued in our March 2019 Rights Offering.

14

OTHER MATTERS

Stockholder Proposals

As disclosed in our 2018 proxy statement, any proposal which a Stockholder intended to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our 2019 Annual Meeting of Stockholders should have been received by us on or before March 29, 2019.

Pursuant to the Company’s Restated and Amended Bylaws, all Stockholder proposals may be brought before an annual meeting of Stockholders only upon timely notice thereof, in writing, to the Secretary of the Company. To be timely, a Stockholder’s notice, for all Stockholder proposals other than the nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the Stockholder’s notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. To be timely, a Stockholder’s notice, with respect to a Stockholder proposal for nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Company not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the Stockholder’s notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Provided, however, in the event that the Stockholder proposal relates to the nomination of candidates for director and the number of Directors to be elected to the Board of Directors of the Company at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company. All Stockholder proposals must contain all of the information required under the Company’s Bylaws, a copy of which is available upon written request, at no charge, from the Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notice of intention to present a proposal at the 2019 Annual Meeting should be addressed to Corporate Secretary, Hemispherx Biopharma, Inc., 2117 SW Highway 484, Ocala, Florida 34473.

Delivery of Documents to Stockholders Sharing an Address

Some banks, brokers or other nominees may participate in the practice of “householding” proxy materials. This means that only one copy of our Proxy Statement may have been sent to multiple Stockholders living in the same household. We will promptly arrange for delivery of a separate copy of the Proxy Statement to any Stockholder who shares with another Stockholder an address to which only one copy was delivered upon request made (i) in writing to us at Hemispherx Biopharma, Inc., Attention: Ellen Lintal, 2117 SW Highway 484, Ocala, Florida 34473, (ii) by calling us at (407) 839-0095, or (iii) via e-mail to Ellen.Lintal@Hemispherx.net. Any Stockholder who shares with another Stockholder an address that receives only one copy of our Proxy Statement and wishes to receive a separate copy of either document in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee, or contact us at the above address and telephone number.

By Order of the Board of Directors

/s/Peter Rodino
Peter Rodino, Corporate Secretary

15

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF HEMISPHERX BIOPHARMA, INC.

Hemispherx Biopharma, Inc. (the “Corporation”), does hereby certify that the Corporation’s Certificate of Incorporation as amended through the date hereof is hereby further amended pursuant to Section 242 of the General Corporation Law of the State of Delaware.

The Corporation does hereby further certify that this Certificate of Amendment was duly adopted by the Corporation’s Board of Directors and by the Stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

The Certificate of Incorporation of the Corporation, as amended, is further amended as follows:

Subsection “D” of Article IV of the Certificate of Incorporation, as amended, shall be deleted in its entirety and replaced with the following:

“D. Stock Split.

As of 11:59 P.M. (New York Time) on ___________, 2019 (the “Effective Time”), each ______ (__) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the Reverse Stock Split shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock. There shall be no change to the par value or the number of authorized shares of Common Stock as a result of the Reverse Stock Split.”

The remainder of the Certificate of Incorporation shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed on ___________, 2019.

HEMISPHERX BIOPHARMA, INC.

By:
Thomas K. Equels, President and
Chief Executive Officer

A-1

Hemispherx Biopharma Announces Significant Progress in its Ampligen Pancreatic Cancer Program and Multiple Ampligen+Checkpoint Blockade Immuno-Oncology Programs

Hemispherx Provides Quarterly Summary of Rapidly Advancing Oncology Clinical Programs

OCALA, Fla. (March 13, 2019) – Hemispherx Biopharma Inc. (NYSE American: HEB) (“Hemispherx” or the “Company”), an immuno-pharma R&D company focused on unmet medical needs in immunology, announced today the first of a series of planned quarterly press release updates highlighting the progress and achievement of milestones in the Company’s ongoing clinical trials evaluating Ampligen’s ability to reprogram tumor microenvironments and increase the effectiveness of existing cancer immunotherapy, such as checkpoint blockade therapies. The Company has recently refocused its efforts to concentrate on the use of Ampligen as an immuno-therapy based on preclinical and early clinical evidence supporting the drug candidate’s potential in the fight against cancer.

“We believe steady progress in these combination therapy clinical trials will be an important driver for Hemispherx’s long-term success. It is our intention to update our progress in immuno-oncology on a quarterly basis mid-month every three months so the market, potential co-development candidates in big pharma, research analysts and the media have easy access to updated information, which will be a precursor to and mirror to the greatest extent possible our subsequent quarterly filings,” states Thomas K. Equels, Hemispherx’s CEO. “To date, multiple clinical programs have been initiated, with patients being screened and enrolled at both Roswell Park Comprehensive Cancer Center and the University of Pittsburgh Medical Center, testing both safety and proof of concept in humans. Two additional combination therapy clinical trials with pembrolizumab have been approved and patient enrollment screening has been initiated at both centers. These studies will test Ampligen in conjunction with pembrolizumab. Finally, five additional studies that will evaluate Ampligen in combination with various checkpoint blockade therapies are in various stages of pre-enrollment at the above medical centers as well as the Buffet Cancer Center, for a total of nine U.S.-based trials in various stages of advancement. In Europe, we are in the clinic in a recently extended Early Access Program and making meaningful progress in advanced pancreatic cancer at Erasmus MC in Rotterdam, the Netherlands.”

In June 2018, the Company announced new data showing Ampligen’s positive role in reprograming the tumor microenvironment. In a head-to-head study in a human ovarian cancer explant culture model, Ampligen activated the TLR3 pathway and promoted an accumulation of killer T cells but, unlike the other two TLR3 agonists, it did so without causing suppressor T cell (Treg) attraction. These findings are considered important because they show that Ampligen selectively reprograms the tumor microenvironment by inducing the beneficial aspects of tumor inflammation (attracting killer T cells), without amplifying immune-suppressive elements such as regulator T cells. The study, conducted at the University of Pittsburgh and Roswell Park Comprehensive Cancer Center, as a part of the NIH-funded P01 CA132714 and Ovarian Cancer Specialized Program of Research Excellence (SPORE), was published online in the journal Cancer Research. See: http://cancerres.aacrjournals.org/content/early/2018/05/31/0008-5472.CAN-17-3985.

Roswell Park scientific lead Pawel Kalinski, MD, PhD, Vice Chair for Translational Research and Professor of Oncology, Department of Medicine at the Buffalo, NY, cancer center, commented, “Previous work provides a strong foundation for moving forward with solid tumor studies to clinically demonstrate the extent to which Ampligen reprograms the tumor microenvironment in various clinical settings, with the goal of developing more effective immune therapies with checkpoint blockers.”

“Preclinical studies in mice combining Ampligen with checkpoint inhibitors in various mouse models have yielded very promising results. Transitioning to human tumor explant work has established that Ampligen modifies the human tumor microenvironment by increasing T effector cells without raising T suppressor cell levels, thus creating a better environment for checkpoint therapy,” said David Strayer, MD, Chief Scientific Officer of Hemispherx. “The objective of our currently ongoing clinical trials is to determine the optimal integration of Ampligen with standard checkpoint inhibitor therapy in the clinic in a variety of solid tumors with the goal of improving survival.”

Clinical Development Overview

PANCREATIC CANCER - An Early Access Program (EAP) approved by the Inspectorate of Healthcare in the Netherlands for pancreatic cancer at Erasmus Medical Center has been ongoing for two years. Supervised by Prof. Casper van Eijck, MD, a world-renowned specialist in this dread malignancy, and Diba Latifi, MD, the team at Erasmus is making progress. As disclosed recently, the Dutch government has approved and extended the therapeutic program for an additional year. Early progress was reported in a published abstract from Erasmus, and a copy of the abstract can be found at http://ir.hemispherx.net/Events_Presentations. The abstract was part of a larger original report covering a variety of medical topics, which can be found at https://www.pancreasclub.com/wp-content/uploads/2018/06/Poster-Abstracts.pdf.

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As of today, we are pleased to report that 4 out of 24 patients with either locally advanced or metastatic disease have survived for more than one year on the Ampligen protocol without additional therapy. Another 4 patients have survived for more than one year since the start of the Ampligen protocol with palliative chemotherapy. However, in this group of patients 15 died within 7 months since start of Ampligen. Of the 5 resected patients 2 died on Ampligen, 24 and 27 months after resection. The other 3 patients are still alive with a mean survival of 26 months after resection and adjuvant Ampligen treatment.

All patients reported improvement in quality of life during treatment. We expect within 60 days a more comprehensive update from the Erasmus team on the immunological response in relation to survival. Hemispherx hopes to work with Dr. Van Eijck, Dr. Latifi, and Erasmus M.C. to initiate a combination therapy program to extend the results seen thus far in the Netherlands by combining Ampligen with checkpoint blockade therapy.

The four Ampligen immuno-oncology clinical trials initiated/ongoing in the U.S. are summarized as follows:

RECURRENT OVARIAN CANCER - Phase 1 / 2 study of intraperitoneal chemo-immunotherapy in recurrent ovarian cancer at University of Pittsburgh Medical Center. Dr. R. Edwards, PI. Study underway. An interim report from Dr. Edwards’ team is expected within thirty days and a summary of same will be disclosed upon receipt. See: https://clinicaltrials.gov/ct2/show/NCT02432378

COLORECTAL CANCER - Phase 2a study of Ampligen as component of chemokine modulatory regimen on colorectal cancer metastatic to liver at Roswell Park Comprehensive Cancer Center. Dr. P. Boland, PI. Study underway. See: https://clinicaltrials.gov/ct2/show/NCT03403634

METASTATIC TRIPLE NEGATIVE BREAST CANCER - Open label study of metastatic triple-negative breast cancer using chemokine modulation therapy, including Ampligen and pembrolizumab, at Roswell Park Comprehensive Cancer Center. Dr. M. Opyrchal, PI. Initiation of study is expected in the near future and will be announced forthwith. See: https://www.clinicaltrials.gov/ct2/show/NCT03599453

RECURRENT OVARIAN CANCER – This is a Phase 2 investigator-sponsored trial being conducted in advanced recurrent ovarian cancer at the University of Pittsburgh Medical Center that will evaluate Ampligen in combination with pembrolizumab. Patient enrollment has been initiated in this study designed for 45 subjects. Dr. Robert Edwards, world renowned expert in ovarian cancer is the lead investigator. For more important details see: https://clinicaltrials.gov/ct2/show/NCT03734692

In addition, five Ampligen clinical trials are planned for initiation in 2019, subject to funding:

1)	Phase 2 study that will evaluate Ampligen in combination with pembrolizumab in refractory metastatic colorectal carcinoma at Roswell Park Comprehensive Cancer Center. Dr. P. Boland, PI. Study design and budget being developed.
2)	Phase 2 study of advanced urothelial (bladder), melanoma and renal cell carcinoma, resistant to checkpoint blockade, that will evaluate Ampligen in combination with a checkpoint blockade therapy at Roswell Park Comprehensive Cancer Center. Dr. M. Opyrchal, PI. Protocol design currently being finalized. Hemispherx Biopharma signed a clinical trial agreement with Roswell Park Comprehensive Cancer Center to study Ampligen in combination with checkpoint inhibitors in a phase 2a study in urothelial carcinoma, renal cell carcinoma and melanoma. This Phase 2a study will be led by Mateusz Opyrchal, MD, PhD, Assistant Professor of Medicine and Associate Director of the Early Phase Clinical Trial Program at Roswell Park, in collaboration with Dr. Kalinski.
3)	First-line therapy for non-small cell lung cancer with SOC chemotherapy that will evaluate Ampligen in combination with pembrolizumab at University of Nebraska Medical Center. Dr. V. Ernani, PI. Study design and budget being developed.
4)	Phase 2 study in advanced pancreatic cancer using checkpoint blockade plus Ampligen at University of Nebraska Medical Center. Dr. K. Klute, PI. Protocol and budget being developed. Based upon success in the initial animal studies, an additional round of more extensive and comprehensive pre-clinical animal pancreatic cancer studies are being conducted at University of Nebraska to reconfirm results, test additional PC tumor types, examine anti-PD-1 in addition to the prior anti-PD-L1 analysis, then fine tune the focus of the proposed future pancreatic cancer clinical trial and reduce the chances of error in clinical trial design. This information will also be used to formulate proposed future combination therapy clinical activity in the Kingdom of the Netherlands.
5)	Phase 2 study of neoadjuvant conditioning of prostate cancer using Ampligen as a component of chemokine modulation at Roswell Park Comprehensive Cancer Center. Dr. G. Chatta, PI. An Independent New Drug application has been filed and is under review by the FDA.

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About Hemispherx Biopharma

Hemispherx Biopharma, Inc. is an immuno-pharma R&D and emerging commercial growth company focused on unmet medical needs in immunology. Hemispherx’s flagship products include the Argentina-approved drug rintatolimod (trade names Ampligen® or Rintamod®) and the FDA-approved drug Alferon N Injection®. Based on results of published, peer-reviewed pre-clinical studies and clinical trials, Hemispherx believes that Ampligen® may have broad-spectrum anti-viral and anti-cancer properties. Clinical trials of Ampligen® already conducted include studies of the potential treatment of cancer patients with renal cell carcinoma and malignant melanoma. These and other potential uses will require additional clinical trials to generate the safety and effectiveness data necessary to support regulatory approval. Rintatolimod is a double-stranded RNA being developed for globally important debilitating diseases and disorders of the immune system.

Cautionary Statement

Some of the statements included in this press release may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this press release speak only as of the date of this press release. Among other things, no assurance can be given as to whether the ongoing or planned trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities of the Cancer Centers sponsoring these trials. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. This press release and prior releases are available at www.hemispherx.net. The information found on our website is not incorporated by reference into this press release and is included for reference purposes only.

Contacts:

Hemispherx Biopharma, Inc.

Phone: 800-778-4042

Email: IR@hemispherx.net

Or

LHA Investor Relations

Miriam Weber Miller

Senior Vice President

Phone: +1-212-838-3777

Email: mmiller@lhai.com

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